October 20, 1998

                            PIONEER INDEPENDENCE FUND
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 16, 1998
                            (AS REVISED MAY 20, 1998)


The following information supplements the corresponding section of the Prospectus.

III.     MANAGEMENT OF THE FUND

     Co-managers Mr. David D. Tripple and Ms. Theresa A. Hamacher share responsibility for the day-to-day management of the Fund. Mr. Tripple and Ms. Hamancher are assisted by a team of senior portfolio managers which meets regularly to discuss holdings, prospective investments and portfolio composition.

     Mr. Tripple is president of PMC and executive vice president of all the Pioneer mutual funds. Mr. Tripple joined PMC in 1974. Ms. Hamacher, chief investment officer of PMC has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Prior to joining PMC, Ms. Hamacher was chief investment officer for Prudential Securities from 1994 to 1996, managing director for Bankers Trust from April 1994 to October 1994 and held various positions with Prudential Investment Corp. from 1982 to 1994.


                                                                       1098-5796
                                             (C) Pioneer Funds Distributor, Inc.